UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2017

DIFFUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2020 Avon Court, #4 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On March 31, 2017, Diffusion Pharmaceuticals Inc. (the “Company”) conducted the second and final closing (the “Final Closing”) of the Company’s private placement (the “Private Placement”). The initial closing (the “Initial Closing”) of the Private Placement was previously reported by the Company on its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 15, 2017 (the “Prior 8-K”).

In connection with the Final Closing, the Company entered into Subscription Agreements (the “Purchase Agreements”) with certain accredited investors pursuant to which the Company sold 4,558,030 shares of the Company’s Series A convertible preferred stock, par value $0.001 per share (the “Preferred Stock”), initially convertible into one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $2.02 per share. In addition, each investor received a 5-year warrant (the “Warrants”, and collectively with the Preferred Stock, the “Securities”) to purchase one share of Common Stock for each share of Preferred Stock purchased by such investor at an exercise price equal to $2.22, subject to adjustment thereunder.

The Company received total gross proceeds of approximately $9,200,000 from the Final Closing, prior to deducting placement agent fees and estimated expenses payable by the Company associated with the Final Closing. The Company currently intends to use the proceeds of the Private Placement to fund research and development of its lead product candidate, transcrocetinate sodium, also known as trans sodium crocetinate, or TSC, including clinical trial activities, and for general corporate purposes. The Company received aggregate gross proceeds of $25,000,000 from the Initial Closing and the Final Closing, which is the maximum offering amount in the Private Placement.

The holders of shares of Preferred Stock issued at the Final Closing will be entitled to vote with the holders of the Common Stock and shall be entitled to that number of votes equal to the whole number of shares of Common Stock into which the aggregate number of shares of Preferred Stock held of record by such holder are convertible as of the close of business on the record date fixed for such vote or such written consent based on a conversion price, solely for such purpose, equal to $3.99, the closing price of our Common Stock on the date of the Final Closing. The other rights, preferences and privileges of the Preferred Stock issued at the Final Closing are identical to the rights, preferences and privileges of the Preferred Stock issued at the Initial Closing, which are set forth in a Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock of Diffusion Pharmaceuticals Inc. (the “Certificate of Designation”) and summarized in the Prior 8-K. A description of the Warrants is also summarized in the Prior 8-K.

The Securities were offered and sold in a private placement pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder. To the extent that any shares of Common Stock are issued in connection with the conversion of the Preferred Stock or the exercise of the Warrants, the Common Stock may not be offered, transferred or sold in the United States absent registration or the availability of an applicable exemption from the registration requirements of the Securities Act.

In connection with the Final Closing, the Company’s placement agent, pursuant to the Placement Agency Agreement dated January 27, 2017 (as amended, the “Placement Agency Agreement” and, together with the Purchase Agreements and the Warrants, the “Transaction Documents”), received a cash fee of approximately $888,000, plus a Placement Agent Warrant to purchase 439,807 shares of Common Stock at an exercise price equal to $2.22. All of the Transaction Documents were previously reported in the Prior 8-K.

The Company also intends to offer registration rights to each investor that purchased our Preferred Stock pursuant to which the Company will be required to file a registration statement to register the Common Stock issuable upon the conversion or exercise of the Securities, subject to certain limitations and the terms contained therein.

The foregoing summaries of the material terms of the Transaction Documents and the Certificate of Designation are not complete and are qualified in their entirety by reference to the full text thereof and the Prior 8-K, copies of each of which are incorporated by reference herein.

Item 3.02.     Unregistered Sales of Equity Securities.

The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference herein in its entirety.

Item 7.01.     Regulation FD Disclosure.

On April 3, 2017, the Company issued a press release announcing the Final Closing. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

Pursuant to the rules and regulations of the Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Exchange Act.

Additional Information

This announcement is neither an offer to sell, nor a solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The securities described herein have not been and will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act, and applicable state securities laws.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

Exhibit Number	Description

3.1

Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock of Diffusion Pharmaceuticals Inc. (incorporated by reference to Exhibit 3.1 to the Prior 8-K).

4.1	Form of Warrant (incorporated by reference to Exhibit 4.1 to the Prior 8-K).
10.1

Placement Agency Agreement, dated January 27, 2017, by and between Diffusion Pharmaceuticals Inc. and Maxim Merchant Capital, a division of Maxim Group LLC (incorporated by reference to Exhibit 10.1 to the Prior 8-K).

10.2	Form of Subscription Agreement (incorporated by reference to Exhibit 10.2 to the Prior 8-K).
99.1	Press Release of Diffusion Pharmaceuticals Inc., dated April 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2017	DIFFUSION PHARMACEUTICALS INC.

	By:	/s/ David G. Kalergis
	Name:	David G. Kalergis
	Title:	Chief Executive Officer